UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is an amendment to the Current Report on Form 8-K (the “Form 8-K”) of Veracyte, Inc., a Delaware corporation (“Veracyte”), filed with the Securities and Exchange Commission on June 1, 2021, for the sole purpose of removing the check mark in the box relating to written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425), which was inadvertently checked in the Form 8-K. All other information in the Form 8-K is unchanged.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 1, 2021, Veracyte announced that it had negotiated a Securities Purchase and Contribution Agreement (the “SPA”) for the acquisition of HalioDx SAS, a French société par actions simplifiée (“HalioDx”), for a purchase price of €260 million in total consideration to HalioDx securityholders, consisting of approximately €147 million in cash and up to approximately €113 million in shares of Veracyte common stock, subject to customary purchase price adjustments (the “Acquisition”). The number of Veracyte shares to be issued will be based on a 10-day volume-weighted trading average of Veracyte shares prior to the closing date of the Acquisition (the “Closing Date”), and the SPA requires Veracyte to register the resale of such share consideration, if any, within two business days of the Closing Date. However, the SPA provides Veracyte with the option, at its sole discretion, to substitute cash in lieu of shares in any amount up to the entire acquisition consideration, without changing the total consideration paid at closing. The SPA provides for approximately 10% of the total consideration to be paid into escrow to secure certain indemnification obligations of the HalioDx securityholders. In addition, the SPA provides for approximately 20% of the consideration to be paid to certain founders of HalioDx to be subject to a holdback provision, contingent upon their continued employment with Veracyte over the two years following the closing.

In connection with the negotiation of the SPA, on June 1, 2021, Veracyte entered into a Memorandum of Understanding (“MOU”) with the securityholders of HalioDx (the “Sellers”) relating to the future execution of the SPA. As set forth in the MOU, Veracyte has an exclusivity period extending from June 1, 2021 to the earlier of (1) the execution of the SPA and (2) the date that is six months following the execution of the MOU. During such exclusivity period, the Sellers shall not initiate, solicit, encourage, respond to or facilitate any inquiry, proposal or offer by any third party with respect to any acquisition of all or part of the share capital of any Group Companies (as defined in the SPA) and/or all or part of their assets, or to proceed with the merger, spin-off, contribution, business combination or any similar transaction involving the Group Companies. In addition, during such exclusivity period, the Sellers cannot furnish any information or afford access to the business, financial position, properties, assets or the books and records of the Group Companies to any person or entity in connection with any competing proposal to the MOU. Pursuant to the MOU, the Sellers agreed to cause the Group Companies to operate in the ordinary course of business and to refrain from taking certain actions until the earlier of the execution date of the SPA or the expiration of the MOU.

In connection with the execution of the MOU, the Sellers will inform and consult with the works council of HalioDx regarding the acquisition. Upon the completion of such consultation process and the Sellers’ agreement to enter into the SPA, the MOU irrevocably commits Veracyte to execute and deliver the SPA within ten business days.

Following the execution of the SPA, Veracyte’s and the Sellers’ obligations to complete the Acquisition will be subject to customary closing conditions, including French foreign investment authorization; provided, that in the event the SPA is executed but such foreign investment authorization is not obtained, Veracyte has agreed to pay a break-up fee of €1 million to the Sellers. The form of SPA attached to the MOU also includes certain customary representations, warranties, covenants and indemnities of the parties.

The foregoing descriptions of the SPA and MOU are included to provide you with information regarding their terms, do not purport to be complete descriptions of the terms of such agreements and are qualified in their entirety by reference to the full text of the SPA and MOU, copies of which will be filed with Veracyte’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2021.

Press Release

On June 1, 2021, Veracyte issued a press release announcing the proposed Acquisition (the “Press Release”). The Press Release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K, including the Press Release, contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which involve risks and uncertainties. These forward-looking statements include, but are not limited to, that the SPA may not be entered into and the transaction may not be pursued following works council review in France; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may not grant a required regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the risk of stockholder litigation in connection with contemplated transaction; the retention of HalioDx employees and Veracyte’s ability to successfully integrate the HalioDx business; and risks inherent in the achievement of anticipated synergies and the timing thereof. You can identify these statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to Veracyte’s business in general, Veracyte refers you to the “Risk Factors” section of Veracyte’s Securities and Exchange Commission (“SEC”) filings, including Veracyte’s most recent Form 10-K and 10-Q, which are available on the Investor Relations page of Veracyte’s website at https://investor.veracyte.com/ and on the SEC website at www.sec.gov. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Veracyte’s and HalioDx’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Veracyte undertakes no obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued by Veracyte, dated June 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2021

VERACYTE, INC.

By:	/s/ James H. Erlinger
Name:	James H. Erlinger
Title:	Executive Vice President and General Counsel